The Pinnacle Value Fund

Supplement dated March 1, 2008 to Prospectus dated May 1, 2007

Effective May 1, 2008, The Pinnacle Value Fund (Fund) will lift the requirement that normally, the Fund will invest at least 80% of its assets in equity or convertible securities. Historically, the Fund has held high levels of cash equivalents because of the Advisor’s risk adverse approach, historically high stock market levels and a dearth of acceptable investment ideas. Lifting the 80% requirement will allow the Advisor to maintain its long term orientation in finding acceptable investment ideas while providing the flexibility to hold high levels of cash equivalents if necessary. However, it may cause the Fund not to achieve its investment objective during a rising market and may subject shareholders to duplicate advisory fees if cash equivalents take the form of money market funds.